Capital Management (Tables)	12 Months Ended
Dec. 31, 2020
Capital Management [Abstract]
Debt to Capital Ratios

The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2019 and 2020 were as follows:

	As of December 31,
	2019	2020
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$163,347,778	$143,314,539
Less: Cash and cash equivalents	(95,492,477)	(94,048,036)
Net debt	67,855,301	49,266,503
Total equity	202,913,915	223,139,562
Total capital	$270,769,216	$272,406,065
Debt to capital ratios	25.06%	18.09%